                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2006

                                  CKRUSH, INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                     0-25563               65-0648808
(State or other jurisdiction of     (Commission File     (IRS Employer
incorporation or organization)          Number)          Identification No.)

336 WEST 37TH STREET, SUITE 410
NEW YORK, NEW YORK                                              10018
(Address of principal executive offices)                     (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

      [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

      On November 27, 2006, we issued a press release in which our subsidiary,
Ckrush Digital Media, Inc. announced that it entered into a binding letter of intent to acquire the businesses and certain assets of TriSoft Media, Inc. and
AudioStreet, Inc. including their websites http://www.audiostreet.net and
http://www.mixstreet.net. The transaction is scheduled to close by December 31,
2006, subject to the completion of due diligence and approval of our Board of
Directors. A copy of the press release is attached as an exhibit to this report.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

   Exhibit Number                    Description
   --------------                    -----------

        99.1                         Press Release dated November 27, 2006

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 28, 2006                CKRUSH, INC.
                                        (Registrant)

                                        By: /s/ Jeremy Dallow
                                           ---------------------------
                                            Jeremy Dallow, President

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